UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders (the “Annual Meeting”) of MeadWestvaco Corporation (“MWV”) on April 22, 2013, MWV’s stockholders approved and amended and restated MeadWestvaco Corporation Performance Incentive Plan (the “Plan”). The Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Annex I to MWV’s Proxy Statement, dated March 20, 2013 filed with the Securities and Exchange Commission) and the terms and descriptions of the Plan included in such Proxy Statement are incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of MeadWestvaco Corporation was held on April 22, 2013. The proposals are described in detail in the Registrant’s Proxy Statement for the 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 20, 2013

(b) The directors named in the Proxy Statement were elected, by a majority of votes cast, to a one-year term expiring in 2014, with the following results:

	Number of Shares For	Number of Shares Against	Number of Shares Abstain	Broker Non-Votes
Michael E. Campbell	151,786,569	552,681	1,274,846	9,330,286
James G. Kaiser	152,513,081	598,337	502,678	9,330,286
Richard B. Kelson	151,163,864	1,771,100	679,132	9,330,286
James M. Kilts	150,814,575	1,272,430	1,527,089	9,330,286
Susan J. Kropf	152,244,967	804,671	564,458	9,330,286
Douglas S. Luke	152,476,163	653,403	484,530	9,330,286
John A. Luke, Jr.	148,200,430	1,708,018	3,705,648	9,330,286
Gracia C. Martore	153,216,612	185,498	211,986	9,330,286
Timothy H. Powers	152,253,641	995,880	364,576	9,330,286
Jane L. Warner	152,555,498	549,471	509,127	9,330,286
Alan D. Wilson	152,283,557	979,938	350,601	9,330,286

(c) The appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was ratified by a majority of votes cast, with 161,492,475 shares in favor, 1,252,198 shares in opposition and 199,709 shares in abstention.

(d) The proposal to approve the advisory (non-binding) resolution on the company’s executive compensation as reported in the Proxy Statement was approved by a majority of votes cast, with 132,042,785 shares in favor, 21,138,606 shares in opposition and 432,426 shares in abstention. The broker non-vote was 9,330,565 shares.

(e) The proposal for the adoption of an Amendment and Restatement of the MeadWestvaco Corporation 2005 Performance Incentive Plan was approved by a majority of the votes cast, with 142,556,444 shares in favor, 10,674,388 shares in opposition and 382,985 shares in abstention. The broker non-vote was 9,330,565 shares.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	MeadWestvaco 2005 Performance Incentive Plan Amended and Restated Effective February 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: April 25, 2013		John J. Carrara
Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	MeadWestvaco 2005 Performance Incentive Plan Amended and Restated Effective February 25, 2013	Previously filed as Annex I of MWV’s definitive proxy statement on Schedule 14A filed on March 20, 2013 and incorporated herein by reference.